UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 09, 2018

Rafina Innovations Inc.
Exact name of registrant as specified in its charter

Nevada	000-53089	30-0428006
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Kintyre House, 209 Govan Road, Glasgow, Scotland	G51 1 HJ
(Address of principal executive offices)	(Zip Code)

+44 141 3700321
Registrant's telephone number, including area code

HCi Viocare
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 5.         CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.03             Amendments to Articles of Incorporation or ByLaws; Change in Fiscal Year

Effective July 9, 2018, HCi Viocare (the "Company") changed its name to Rafina Innovations Inc. The name change was made pursuant to Nevada Revised Statutes (NRS) Chapter 92A by merging a wholly-owned subsidiary of the Company with and into the Company. The Company is the surviving corporation and, in connection with the merger, we amended Article One of the Articles of Incorporation of the Company to change our corporate name to Rafina Innovations Inc. To effectuate the merger, we filed Articles of Merger with the Secretary of State of the State of Nevada on June 15, 2018, and the merger became effective on July 9, 2018, following review and approval by the Financial Industry Regulatory Authority (FINRA).

Concurrently, our board of directors approved a twenty (20) for one (1) reverse split of our authorized and issued and outstanding shares of common stock.  A Certificate of Change for the stock split was filed with the Secretary of the State of Nevada on June 15, 2018.  Consequently, our authorized share capital decreased from 700,000,000 shares of common stock to 35,000,000 shares of common stock and correspondingly, our current issued and outstanding shares of common stock decreased from 283,693,427 common shares to approximately 14,184,697 shares of common stock, including round-up shares, all with a par value of $0.0001.  Our preferred shares remained unchanged.  FINRA approved the action with an effective date of July 9, 2018. The Company's trading symbol will remain unchanged, however, we will trade under the symbol VICAD for a period of twenty days from effective date, and thereafter, the "D" will be removed and the symbol will return to "VICA".  The Company's CUSIP has been changed to 75063R106.

A copy of the Articles of Merger and Certificate of Change filed with the Secretary of State of the State of Nevada are filed herewith as Exhibits 3.1 and 3.2.

SECTION 7.          REGULATION FD

ITEM 7.01              Regulation FD Disclosure

On July 12, 2018, we issued a press release announcing the name change and reverse split. The press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information in this Item 7.01, including Exhibit 99.1, shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing under the Securities Exchange Act of 1934, as amended, or the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such filing.

SECTION 9. FINANCIAL STATEMENTS AND EXHIBITS

9.01 Financial Statements and Exhibits

(d) Exhibits.

The exhibits listed in the following Exhibit Index are filed as part of this Current Report on Form 8-K:

Exhibit No.	Description
3.1	Articles of Merger, as filed with the Secretary of State of the State of Nevada	Filed herewith
3.2	Certificate of Change filed with the Secretary of State of the State of Nevada	Filed herewith
99.1	Press Release dated July 12, 2018	Filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Rafina Innovations Inc. (Formerly HCi Viocare)

Dated: July 17, 2018	By:	/s/ Sotirios Leontaritis
	Name:	Sotirios Leontaritis
	Title:	President, CEO, and Director
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